Exhibit 99.1

BMHC LAUNCHES CHICAGO OPERATIONS THROUGH NEW
CONSTRUCTION SERVICES COMPANY

~ Company Acquires 51% Interest in Residential Framing Business ~

SAN FRANCISCO, January 27, 2005/PRNewswire-FirstCall/ -- Building Materials Holding Corporation (Nasdaq: BMHC) today announced that its wholly owned subsidiary, BMC Construction, Inc., acquired a 51% interest in a newly formed business, RCI Construction, LLC. The remaining 49% is owned by Residential Carpentry, Inc. and its three shareholders, Robert Blose, Keith Kotche, and Edward Levato. RCI Construction, LLC will provide turnkey construction services to high-volume production builders in the greater Chicago area.

Mr. Robert E. Mellor, BMHC's Chairman, President and Chief Executive Officer, stated, “The Chicago market has been in BMC Construction’s strategic plan for expanding its construction services to high volume production builders. We are confident that entering this market with the management team from Residential Carpentry, Inc. will be beneficial to our shareholders, customers, new employees and new partners.”

Mr. Mellor continued, “This transaction is a significant geographical move and advances one of our key business objectives, which is to increase construction services provided to high-volume production homebuilders in attractive geographic markets. Robert, Keith and Edward share our cultural values and our vision for creating a superior construction services business. They, along with their knowledgeable team, will manage the greater Chicago area operations and continue to provide the same high quality service that their customers have come to expect.”

BMC Construction will pay for the 51% interest with cash and assumption of debt. Under the operating agreement, BMC Construction may eventually acquire the remaining 49% interest through a put-call arrangement between the members.

About Building Materials Holding Corporation

Building Materials Holding Corporation is one of the largest residential construction services companies in the United States. We specialize in providing construction services, building products and manufactured building components to national, regional and local homebuilders across the nation. To learn more about BMHC, visit our website at www.bmhc.com.

Business Risks and Forward-Looking Statements

There are a number of business risks and uncertainties that affect our operations and therefore could cause future results to differ from past financial performance or expected results. Information regarding business risks and uncertainties is contained in our Annual Report on Form 10-K for the period ended December 31, 2003 and periodic filings with the Securities and Exchange Commission. These risks or uncertainties may include, but are not limited to: changes in the overall condition of the U.S. economy, including job formation, interest rates and consumer confidence; fluctuations in our costs and availability of sourcing channels for commodity wood products and building materials; changes in the business models of our customers; changes in our competition; future integration of acquired businesses which may not result in anticipated cost savings and revenue synergies being fully realized or it may take longer to realize than expected; availability of and ability to attract, train and retain highly-qualified individuals; unanticipated weather conditions, including natural catastrophic events such as earthquakes, fire, flood, hurricanes, tornadoes, etc.; implementation of cost structures that align with revenue growth; actual and perceived vulnerabilities as a result of terrorist activities and armed conflict; international supply and demand for key building materials and numerous other matters of a local and regional scale, including those of a political, economic, business, competitive or regulatory nature.

Certain statements made in this news release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements that are not historical or current facts, including statements about our expectations, anticipated financial results and future business prospects are forward-looking statements.  While these statements represent our current judgment on what the future may hold and we believe these judgments are reasonable, these statements involve inherent risks and uncertainties that may cause actual results to differ materially from our historical experience and present expectations. Undue reliance should not be placed on such forward-looking statements, as such statements speak only as of the date of this news release.  We undertake no obligation to update forward-looking statements.

CONTACT: Ellis Goebel, Senior Vice President, Business Development and Investor Relations, (415) 624-9100